Exhibit 10.2

                          COPYRIGHT SECURITY AGREEMENT

     This SECURITY AGREEMENT (this "Security Agreement"), dated as of May 14, 2001, made by MARVEL ENTERPRISES, INC., a Delaware corporation (the "Borrower") and the GUARANTORS party hereto (the "Guarantors"), in favor of CITIBANK, N.A., as Collateral Agent (the "Collateral Agent") for the several lenders (the "Lenders") from time to time parties to the Credit Agreement (as defined below). The Borrower and the Guarantors are sometimes referred to herein individually as a "Grantor" and collectively as the "Grantors."

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, pursuant to a Credit Agreement dated as of April 1, 1999, as amended on each of March 21, 2000, June 1, 2000 and August 9, 2000 (the "Credit Agreement"), among the Borrower, the Guarantors, the Lenders, the Agent, the Collateral Agent and the Issuer, the Lenders have severally agreed to make loans to, and the Issuer has agreed to issue and certain of the other Lenders have agreed to participate in letters of credit for the account of, the Borrower upon the terms and subject to the conditions set forth therein;

     WHEREAS, certain Events of Default have occurred and are continuing under the Credit Agreement and the Borrower has requested that the Agent, the Collateral Agent, the Issuer and the Lenders waive such Events of Default. The Agent, the Collateral Agent, the Issuer and the Lenders are willing to waive such Events of Default, but only on the terms and conditions set forth in the Waiver Agreement dated as of the date hereof among the Borrower, the Guarantors, the Agent, the Collateral Agent, the Issuer and the Lenders (the "Waiver Agreement"); and

     WHEREAS, the execution and delivery of this Security Agreement is a condition precedent to the effectiveness of the Waiver Agreement;

     NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Agent, the Collateral Agent and the Issuer to enter into the Waiver Agreement, the Borrower and the Guarantors hereby agree with the Collateral Agent, for the ratable benefit of the Lenders and the Issuer, as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

     1.1 Grant of Security Interest. (a) As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Lenders a continuing security interest in all of the right, title and interest of such Grantor in, to and under (i) all Copyrights and Copyright Licenses, whether now existing or hereafter from time to time acquired; and (ii) all Proceeds and Products thereof (all of the above, collectively, the "Collateral").


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     (b) The  security  interest of the  Collateral  Agent  under this  Security
Agreement extends to all Collateral of the kind which is the subject of this Security Agreement which any Grantor may acquire at any time during the continuation of this Security Agreement.

                                   ARTICLE II

                    SPECIAL PROVISIONS CONCERNING COPYRIGHTS

     2.1 Rights of Collateral Agent and Lenders; Limitations on Collateral Agent's and Lenders' Obligations. (a) Each Grantor Remains Liable under Copyright Licenses. Anything herein to the contrary notwithstanding and so long as such Grantor is the owner of such Copyright License, each Grantor shall remain liable under each of the Copyright Licenses to which it is a party to observe and perform all the material conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Copyright License. Neither the Collateral Agent nor any Lender shall have any obligation or liability under any Copyright License by reason of or arising out of this Security Agreement or the receipt by the Collateral Agent or any Lender of any payment relating to such Copyright License pursuant hereto, nor shall the Collateral Agent or any Lender be obligated in any manner to perform any of the obligations of such Grantor under or pursuant to any Copyright License, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Copyright License, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     (b) Notice to Contracting Parties. At any time after an Event of Default has occurred and so long as such Event of Default shall be continuing, upon the request of the Collateral Agent each Grantor shall, and the Collateral Agent may (with concurrent notice to such Grantor thereof), notify parties to the Copyright Licenses to which it is a party that the Copyright Licenses have been assigned to the Collateral Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Collateral Agent. At any time after an Event of Default shall have occurred and be continuing, the Collateral Agent may in its own name or in the name of others communicate with parties to the Copyright Licenses to verify with them to its satisfaction the existence, amount and terms thereof.

     2.2 Representations and Warranties. Each Grantor hereby represents and warrants that: (a) Schedule I hereto sets forth each primary Copyright in which any Grantor has any ownership interest which is of material economic value to such Grantor (each, a "Material Copyright" and collectively, the "Material Copyrights"), it being agreed and understood for purposes hereof that only those Copyrights which are currently the subject of a television or film license agreement will be deemed to be a Material Copyright; (b) to the best knowledge of the Grantors, except as set forth on Schedule I, each Material Copyright is valid, subsisting, unexpired and enforceable and has not been abandoned; (c) to such Grantor's knowledge, no holding, decision or judgment has been rendered by any Governmental Authority with respect to any Material Copyright which would limit, cancel or question the validity of any Material Copyright; and (d) except as set forth on Schedule I, no action or proceeding is pending or, to the best knowledge of the Grantors, threatened (i) seeking to limit, cancel or question

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the validity of any Material  Copyright or the  applicable  Grantor's  ownership thereof, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Material Copyright.

     2.3 Covenants. Each Grantor covenants and agrees with the Collateral Agent and the Lenders that, from and after the date of this Security Agreement until the Obligations are paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized or supported by a third-party letter of credit as required pursuant to the Waiver Agreement: (a) each Grantor (i) will employ each Material Copyright for each material published work with such notice of copyright as may be required by law to secure copyright protection and (ii) will not do any act or knowingly omit to do any act whereby any Material Copyright may become invalidated and:

          (A) will not do any act, or omit to do any act, whereby any Material Copyright is reasonably likely to become injected into the public domain;

          (B) shall notify the Collateral Agent immediately if it knows, or has reason to know, that any Material Copyright is reasonably likely to become injected into the public domain or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States) regarding such Grantor's ownership of any such Material Copyright or its validity;

          (C) will take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each Material Copyright owned by such Grantor including, without limitation, filing of applications for renewal, where necessary; and

          (D) will promptly notify the Collateral Agent of any material infringement of any Material Copyright of such Grantor of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Material Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement, except where such action would be of negligible value, economic or otherwise. Each Grantor will not do any act, or omit to do any act, whereby any Material Copyright may become abandoned or dedicated.

     2.4 Collateral Agent's Appointment as Attorney-in-Fact. Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time after the occurrence, and during the continuation, of an Event of Default in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or

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desirable to accomplish the purposes of this Security  Agreement,  and,  without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following:

     (a) in the name of such Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Copyright License or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Copyright License or with respect to any other Collateral whenever payable;

     (b) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, provided that if such taxes are being contested in good faith and by appropriate proceedings, the Collateral Agent and the Lenders will consult with such Grantor before making any such payment; and

     (c) (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (iv) to defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (v) to settle, compromise or adjust any suit, action or proceeding described in clause
(iv) above upon reasonable terms and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem reasonably appropriate;
(vi) to assign any Copyright throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its reasonable discretion determine; and (vii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as such Grantor might do. Notwithstanding anything to the contrary contained herein, the Collateral Agent shall give such Grantor not less than ten days prior written notice of the time and place of any sale or other intended disposition of any of the Collateral.

Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

     2.5 Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent on behalf of the Lenders may exercise, in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code (whether or not in effect

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in the  jurisdiction  where such rights are  exercised).  Without  limiting  the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice provided herein or as may be required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in each Grantor, which right or equity is hereby waived and released. The Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation,
Section 9-504(1)(c) of the Code, need the Collateral Agent account for the surplus, if any, to the Grantors. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any Lender arising out of the exercise by them of any rights hereunder, except to the extent arising from the gross negligence or willful misconduct of the Collateral Agent or such Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Grantors shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any Lender to collect such deficiency.

                                   ARTICLE III

                                   DEFINITIONS

     Unless otherwise defined herein or in the preamble or recitals hereto, terms which are defined in the Credit Agreement and used herein are so used as so defined and the following terms shall have the following meanings:

                  "Code" means the Uniform Commercial Code as from time to time in effect in the State of New York.


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                  "Copyright  License"  means any  written  agreement,  naming a
         Grantor, as licensor or licensee, granting any right in the United States to use any Copyright including, without limitation, any referred to in Schedule I hereto.

                  "Copyrights" means all of the following to the extent any Grantor now or hereafter has any right, title or interest: (a) all United States copyrights and all registrations and applications therefor, including, without limitation, any referred to in Schedule I hereto, and (b) all renewals of such copyrights.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

                  "Obligations" means the unpaid principal amount of, and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Grantors, whether or not a claim for such post-filing or post-petition interest is allowed), the Loans and all other obligations and liabilities of the Grantors to the Agent, the Collateral Agent, the Issuer or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Letter of Credit or LC Reimbursement Obligations, the other Loan Documents and any other document executed and delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Agent, the Collateral Agent, the Issuer or to the Lenders that are required to be paid by the Grantors pursuant to the terms of the Credit Agreement) or otherwise.

                  "Proceeds"  means  "proceeds",  as  such  term is  defined  in
         Section 9-306(1) of the Code and, to the extent not included in such definition, shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to a Grantor, from time to time with respect to any of the Collateral, (b) all payments (in any form whatsoever) paid or payable to any Grantor from time to time in connection with any taking of all or any part of the Collateral by any Governmental Authority or any Person acting under color of Governmental Authority, (c) all judgments in favor of any Grantor in respect of the Collateral and (d) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

                  "Products" are used herein as so defined in the Code.

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                                   ARTICLE IV

                                  MISCELLANEOUS

     4.1 Amendments, etc. with Respect to the Obligations. Each Grantor shall remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby notwithstanding that, without any reservation of rights against such Grantor, and without notice to or further assent by such Grantor, any demand for payment of any of the Obligations made by the Agent, the Collateral Agent, the Issuer or any Lender may be rescinded by the Agent, the Collateral Agent, the Issuer or any Lender, and any of the Obligations continued, and the Obligations, or the liability of the Grantors or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Agent, the Collateral Agent, the Issuer or any Lender, and the Credit Agreement, the Notes, the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Agent, the Collateral Agent, the Issuer or any Lender may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Agent, the Collateral Agent, the Issuer or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. None of the Agent, the Collateral Agent, the Issuer or any Lender shall have any obligation to protect, secure, perfect or insure this or any other Lien at any time held by it as security for the Obligations or any property subject thereto. Each Grantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent, the Collateral Agent, the Issuer or any Lender upon this Security Agreement; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Security Agreement; and all dealings between the Grantors and the Agent, the Collateral Agent, the Issuer or any Lender, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Security Agreement. Each Grantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon such Grantor with respect to the Obligations.

     4.2 Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

     4.3 Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     4.4 Section Headings. The section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     4.5 No Waiver;  Cumulative  Remedies.  Neither  the Agent,  the  Collateral
Agent, the Issuer nor any Lender shall by any act (except by a written instrument pursuant to Subsection 4.6 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have

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acquiesced  in any  Default  or Event of  Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent, the Collateral Agent, the Issuer or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent, the Collateral Agent, the Issuer or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent, the Collateral Agent, the Issuer or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

     4.6 Integration; Waivers and Amendments; Successors and Assigns; Governing Law. This Security Agreement represents the entire agreement of the Grantors with respect to the subject matter hereof and there are no promises or representations by the Agent, the Collateral Agent, the Issuer or any Lender relative to the subject matter hereof not reflected herein or in the other Loan Documents. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each of the Grantors and the Collateral Agent, provided that any provision of this Security Agreement may be waived by the Collateral Agent in a written letter or agreement executed by the Collateral Agent or by telex or facsimile transmission from the Collateral Agent. This Security Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Agent, the Collateral Agent, the Issuer and the Lenders and their respective successors and assigns. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     4.7 Notices. All notices, requests and demands to or upon the Grantors or the Agent, the Collateral Agent, the Issuer or any Lender to be effective shall be in writing or by telecopy or telex and unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage prepaid, or, in the case of telecopy notice, when sent, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party in the Credit Agreement.

     4.8 Counterparts. This Security Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     4.9 Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Security Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Collateral Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively

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presumed to be acting as agent for the Lenders with full and valid  authority so to act or refrain from acting, and the Grantors shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

     4.10 Releases. The Agent, the Collateral Agent, the Issuer and the Lenders agree to cooperate with each Grantor and its Subsidiaries with respect to any sale permitted by subsection 5.07 of the Credit Agreement and promptly take such action and execute and deliver such instruments and documents necessary to release the Liens and security interests created hereby relating to any of the assets or property affected by any sale permitted by subsection 5.07 of the Credit Agreement including, without limitation, any necessary Uniform Commercial Code amendment, termination or partial termination statement.

     4.11 Termination. This Security Agreement (other than with respect to any cash collateral securing any outstanding Letter of Credit) shall terminate when all the Obligations have been paid in full, the Commitments are terminated and either no Letters of Credit are outstanding or each outstanding Letter of Credit has been cash collateralized or is supported by a third-party letter of credit as required pursuant to the Waiver Agreement. Upon such termination, the Collateral Agent shall reassign and redeliver (or cause to be reassigned and redelivered) to the applicable Grantor, or to such person or persons as the Grantors shall designate, or to whomever may be lawfully entitled to receive such surplus, against receipt, such of the Collateral (if any) (other than any cash collateral securing any outstanding Letter of Credit) as shall not have been sold or otherwise applied by the Collateral Agent pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments or reassignment and release. Any such reassignment and release shall be without recourse upon or warranty by the Collateral Agent (other than a warranty that the Collateral Agent has not assigned its rights and interests hereunder to any Person) and at the expense of the Grantors.

     IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by their respective authorized officers as of the day and year first above written

                                MARVEL ENTERPRISES, INC.,
                                   as Borrower

                                By:   /s/
                                     -----------------------------------
                                     Name:   Allen S. Lipson
                                     Title:  Executive Vice President, Business

                                                & Legal Affairs

                                MARVEL ENTERTAINMENT GROUP, INC.,
                                  as Guarantor

                                By:   /s/
                                     -------------------------------
                                     Name:     Allen S. Lipson
                                     Title:    Vice President

                                MEI HOLDING COMPANY S CORP.,
                                  as Guarantor

                                By:   /s/
                                      -------------------------------
                                      Name:     Allen S. Lipson
                                      Title:    Vice President

                                MEI HOLDING COMPANY F CORP.,
                                  as Guarantor

                                By:   /s/
                                      -------------------------------
                                      Name:     Allen S. Lipson
                                      Title:    Vice President

                                 MARVEL CHARACTERS, INC.,
                                  as Guarantor

                                 By:   /s/
                                       ----------------------------
                                       Name:     Allen S. Lipson
                                       Title:    Vice President

                                 MARVEL RESTAURANT VENTURE CORP.,
                                  as Guarantor

                                 By:   /s/
                                       ----------------------------
                                       Name:     Allen S. Lipson
                                       Title:    Vice President

                                 MRV, INC., as Guarantor


                                 By:   /s/
                                       ---------------------------
                                       Name:     Allen S. Lipson
                                       Title:    Vice President

                                 CITIBANK, N.A., as Collateral Agent

                                 By:   /s/
                                       ---------------------------
                                      Name: Miles D. McManus
                                      Title: Vice President

                                 ACKNOWLEDGMENT

STATE OF NEW YORK                   )
                                    ) SS
COUNTY OF NEW YORK                  )


     The foregoing agreement was executed and acknowledged before me this 14th day of May by Allen S. Lipson, personally known to me to be Executive Vice President, Business & Legal Affairs of Marvel Enterprises, Inc., personally known to me to be Vice President of Marvel Entertainment Group, Inc.; MEI Holding Company S Corp.; MEI Holding Company F Corp.; Marvel Characters, Inc.; Marvel Restaurant Venture Corp.; and MRV, Inc., in each case on behalf of such corporation.

                                                          Notary Public
                                                     My commission expires:

                SCHEDULE I TO THE COPYRIGHT SECURITY AGREEMENT

The Schedule shall be furnished supplementary to the Commission upon request.